UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2015
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Celanese Corporation is hereby amending its Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 19, 2015, to replace page 5 of Exhibit 99.2 to that Form 8-K to correct a clerical error. Except for this new page 5, which replaces the original page 5 in its entirety, no other information in our original Current Report on Form 8-K is amended by this amendment.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number
Description

99.2	Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

*In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ JAMES R. PEACOCK III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	October 19, 2015
INDEX TO EXHIBITS

Exhibit Number
Description

99.2	Non-US GAAP Financial Measures and Supplemental Information dated October 19, 2015*

* In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.